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                                                                   Exhibit 10.10

Schedule to Form of Indemnification Agreement for Executive Officers and Directors.


                                 Indemnitee

                                 E. T. Bigelow, Jr.

                                 R. S. Evans

                                 R. S. Forte

                                 Dorsey R. Gardner

                                 Barry J. Kulpa

                                 Gregory D. Lambert

                                 James L. L. Tullis